SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  ____________



Date of Report (Date of earliest event reported)       February 7, 1997
                                                 -------------------------------

                      TOTAL WORLD TELECOMMUNICATIONS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                     0-20922               75-2274730
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission           (I.R.S. Employer
      of incorporation)           File Number)          Identification No.)


 3200 North Military Trail, Suite 300, Boca Raton, FL               33431
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:     (407) 997-5880
                                                     ---------------------------



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS
            ------------

      On February 7, 1997, the Company entered into a Note Purchase Agreement pursuant to which it issued separately its promissory note in the amount of $10,752,223 (the "Reinvestment Note") and its promissory note in the amount of $2,000,000 (the "Additional Note"), both in favor of GFL Advantage Fund Limited, Curacao, Netherlands, Antilles ("GFL") (the Reinvestment Note and the Additional Note are sometimes hereinafter collectively referred to as the "Notes"). The Reinvestment Note was issued in redemption of the Company's promissory note in the amount of $8,000,000 previously issued to GFL on December 9, 1996. Both Notes mature on January 31, 1999 and accrue interest on the unpaid principal balance at the rate of 7% per annum payable quarterly commencing May 1, 1997. The Reinvestment Note is convertible into Common Stock at the lower of 75% of the closing price of the Company's Common Stock prior to conversion or $8.10 per share. The Additional Note is convertible into Common Stock of the Company at the lower of 75% of the closing price of the Company's Common Stock prior to conversion or $7.00 per share. The conversion prices of the Reinvestment Note and the Additional Note are subject to adjustment in the event the Company does not complete a filing for a registration statement covering the resale of the shares of Common Stock of the Company underlying the Notes by March 17, 1997 or obtain effectiveness of the registration statement covering the resale of such shares by May 6, 1997. Payment of principal at the time of maturity and interest on the Notes may be paid in Common Stock of the Company under certain conditions. The Company paid a finder's fee of $600,000 to Wharton Capital Partners, Ltd. in connection with this transaction. The proceeds of the Additional Note are being utilized to redeem certain previous issuances of preferred stock of the Company.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
            ------------------------------------------------------------------

      (a)   Exhibits.

            (2) Note Purchase Agreement between GFL Advantage Fund Limited and Total World Telecommunications, Inc.

                                    SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TOTAL WORLD TELECOMMUNICATIONS, INC.



                                    By: /S/ LORETTA A. MURPHY
                                       -----------------------------------------
                                       Loretta A. Murphy
                                       Vice President and
                                       Principal Financial Officer

Dated:  February 27, 1997